GMO TRUST

GMO U.S. Opportunistic Value Fund

Supplement dated January 22, 2024 to the

Summary Prospectus, dated June 30, 2023

Effective March 31, 2024, the section appearing on page 3 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Teams and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	Simon Harris (since the Fund’s inception in 2022)	Head, Systematic Equity Team, GMO.
Systematic Equity	George Sakoulis (since March 2024)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since the Fund’s inception in 2022)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Tara Oliver (since the Fund’s inception in 2022)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	John Thorndike (since the Fund’s inception in 2022)	Portfolio Manager, Systematic Equity Team, GMO.